                                                                    Exhibit G(4)

                                APPENDIX A TO THE
                 AMENDED AND RESTATED TRANSFER AGENCY AGREEMENT

                                     Between

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

                         MASSMUTUAL INSTITUTIONAL FUNDS

                                       and

                         INVESTORS BANK & TRUST COMPANY

                                   APPENDIX A

                                     To the
           AMENDED AND RESTATED TRANSFER AGENCY AND SERVICE AGREEMENT
                                     Between
   MassMutual Institutional Funds, Massachusetts Mutual Life Insurance Company
                           and Investors Bank & Trust

Portfolios                                                  Classes
----------                                                  -------

MassMutual Core Bond Fund                                   A,Y,S,L
MassMutual International Equity Fund                        A,Y,S,L
MassMutual Short-Term Bond Fund                             A,Y,S,L
MassMutual Prime Fund                                       A,Y,S,L
MassMutual Core Equity Fund                                 A,Y,S,L
MassMutual Small Cap Value Equity Fund                      A,Y,S,L
MassMutual Balanced Fund                                    A,Y,S,L
MassMutual Indexed Equity Fund                              A,Y,S,L
MassMutual Diversified Bond Fund                            A,Y,S,L
MassMutual Growth Equity Fund                               A,Y,S,L
MassMutual Mid Cap Growth Equity Fund                       A,Y,S,L
MassMutual Small Cap Growth Equity Fund                     A,Y,S,L

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By: /s/ Michael D. Hays
    ---------------------------
Name:  Michael D. Hays
Title: Executive Vice President


INVESTORS BANK & TRUST COMPANY

By:____________________________
Name:__________________________
Title:_________________________


AGREED TO AND ACCEPTED BY
MASSMUTUAL INSTITUTIONAL FUNDS

By: /s/ Stuart H. Reese
    ---------------------------
Name:  Stuart H. Reese
Title: President